Principal National Life Insurance Company Variable Life Separate Account

Supplement dated July 22, 2016
to the Statutory Prospectus dated May 1, 2016
for Principal Variable Universal Life Income III

This supplement updates information contained in the Statutory Prospectus for the variable life insurance policy referenced above. Please retain this supplement for future reference.

Putnam Investments previously informed Principal National Life Insurance Company (“PNL”) that the Putnam VT Voyager Fund, which is the underlying fund for the Putnam VT Voyager Division (the “Merging Division”) was scheduled to merge into the Putnam VT Growth Opportunities Fund effective July 15, 2016. However, Putnam Investments has notified PNL that the the merger is deferred until further notice. Putnam has not provided any additional details about the new expected date of the merger. However, it is our understanding that the Putnam VT Voyager Fund is still expected to merge into the Putnam VT Growth Opportunities Fund. As previously disclosed, when the merger occurs, we will transfer any remaining values in the Merging Division to the division that invests in the Putnam VT Growth Opportunities Fund.

TABLE OF SEPARATE ACCOUNT DIVISIONS

Until further notice, the row for the Putnam VT Voyager Division will remain in the Table of Separate Account Divisions.

On or about the merger date, the row for the Putnam VT Voyager Division will be deleted and replaced with the following:

Putnam VT Growth Opportunities Division

Invests in: Putnam VT Growth Opportunities Fund - Class IB
Investment Advisor: Putnam Investment Management, LLC
Investment Objective: seeks capital appreciation.